Q1 2018 Supplemental Information Investor Contact: 636.940.6000 Website: americanrailcar.com American Railcar Industries, Inc. Exhibit 99.2

Forward Looking Disclaimer Safe Harbor Statement This presentation contains statements relating to our expected financial performance, objectives, long-term strategies and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent our estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding: the impact of the Tax Cuts and Jobs Act of 2017 on our business and financial statements, various estimates we have made in preparing our financial statements, expected future trends relating to our industry, products and markets, anticipated customer demand for our products and services, trends relating to our shipments, leasing business, railcar services, revenues, profit margin, capacity, financial condition, and results of operations, trends related to shipments for direct sale versus lease, our backlog and any implication that our backlog may be indicative of our future revenues, our strategic objectives and long-term strategies, our results of operations, financial condition and the sufficiency of our capital resources, our capital expenditure plans, short- and long-term liquidity needs, ability to service our current debt obligations and future financing plans, our stock repurchase program, anticipated benefits regarding the growth of our leasing business, the mix of railcars, customers and commodities in our lease fleet and our lease fleet financings, anticipated production schedules for our products and the anticipated production schedules of our joint ventures, and the anticipated performance and capital requirements of our joint ventures. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated. Investors should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. Potential risks and uncertainties that could adversely affect our business and prospects include, among other things: our prospects in light of the cyclical nature of our business; the health of and prospects for the overall railcar industry; the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; the risks associated with our ongoing compliance with transportation, environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the impact, costs and expenses of any warranty claims to which we may be subject now or in the future; our ability to recruit, retain and train qualified personnel; risks relating to our compliance with the Federal Railroad Administration (FRA) directive released September 30, 2016 and subsequently revised and superseded on November 18, 2016 (Directive)Directive and the settlement related thereto, any developments related to the Directive and the settlement agreement related thereto or other regulatory actions and any costs or loss of revenue related thereto; the impact of policies and priorities of certain governments or other issues that may cause trade and market conditions that result in fluctuations in the supply and costs of raw materials, including steel and railcar components, and delays in the delivery of such raw materials and components and their impact on demand and margin; the variable purchase patterns of our railcar customers and the timing of completion, customer acceptance and shipment of orders, as well as the mix of railcars for lease versus direct sale; our ability to manage overhead and variations in production rates; risks relating to the ongoing transition of the management of our railcar leasing business from ARL to in-house management following completion of the ARL Sale; our reliance upon a small number of customers that represent a large percentage of our revenues and backlog; fluctuations in commodity prices, including oil and gas; uncertainties regarding the Tax Cuts and Jobs Act of 2017; the ongoing risks related to our relationship with Mr. Carl Icahn, our principal beneficial stockholder through Icahn Enterprises L.P. (IELP), and certain of his affiliates; the impact, costs and expenses of any litigation to which we may be subject now or in the future; risks related to the loss of executive officers; the risks associated with our current joint ventures and anticipated capital needs of and production capabilities at our joint ventures; the sufficiency of our liquidity and capital resources, including long-term capital needs to further support the growth of our lease fleet; risks related to our and our subsidiaries’ indebtedness and compliance with covenants contained in our and our subsidiaries’ financing arrangements; the impact of repurchases pursuant to our stock repurchase program on our current liquidity and the ownership percentage of our principal beneficial stockholder through IELP, Mr. Carl Icahn; the conversion of our railcar backlog into revenues equal to our reported estimated backlog value; the risks and impact associated with any potential joint ventures, acquisitions, strategic opportunities, dispositions or new business endeavors; the integration with other systems and ongoing management of our new enterprise resource planning system; and the additional risk factors described in our filings with the Securities and Exchange Commission. We expressly disclaim any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise. 2

ARI – Successful and Diversified Business Model Complete life cycle solutions for the railcar industry. Railcars Components Manufacturing Railcar Repair Services Railcar Leasing 3

ARI Locations Added to strategically placed sales force to cover our customers’ needs 4

ARI Key Railcar Markets - Two Largest Product Segments in the Railcar Industry* TANK RAILCARS • Product offerings include general service, pressurized, coiled, lined and insulated carbon steel or stainless steel railcars that are capable of transporting: • Chemicals • Ethanol • Food Products • Natural Gas Liquids • Crude Oil HOPPER RAILCARS • Product offerings include general service and specialty carbon steel or stainless steel railcars that are capable of transporting: • Plastic Pellets • Food Products • Grain • Sand • Specialty Chemical Products • Cement * Based upon backlog as of 3/31/18 per the Railway Supply Institute, Inc ARCI 2018 – 1st Quarter Reporting Statistics (issued April 2018) 5

6 Dec 2008 Dec 2009 Dec 2010 Dec 2011 Dec 2012 Dec 2013 Dec 2014 Dec 2015 Dec 2016 Dec 2017 Mar 2018 Railcar backlog for lease - - - 2,200 1,810 2,330 2,844 1,452 1,637 389 259 Railcar backlog for direct sale 4,240 550 1,050 4,330 5,250 6,230 8,888 5,629 2,176 1,551 2,885 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 To ta l R ai lc ar B ac kl og 1,050 6,530 7,060 8,560 11,732 7,081 4,240 550 3,813 1,940 3,144 ARI’s Railcar Backlog

7 • Flexible and labor efficient manufacturing facilities able to respond to customer delivery demands • Strategic locations near customers and major rail lines • Vertical integration from joint ventures and component manufacturing helps us to be cost competitive • Experienced team striving for excellence (safety, quality, service) • Numerous product offerings/designs that can be manufactured for direct sale or lease -10% -5% 0% 5% 10% 15% 20% 25% 30% $- $200 $400 $600 $800 $1,000 $1,200 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1 2018 TTM Revenue Operating Margin % ^(millions) ^: Manufacturing segment revenues and operating margin % presented above include an estimate of revenue and profit, respectively, for railcars built for our lease fleet. Such revenues and profit are based on an estimated fair market value of the leased railcars as if they had been sold to a third party, less the cost to manufacture for operating margin %. Estimated revenues related to railcars built for our lease fleet are eliminated in consolidation. Broad manufacturing base allows ARI to be competitive and provide quality railcars and components Manufacturing Segment Manufacturing core competency allows ARI to be competitive and provide low cost, quality railcars and components

8 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 $- $20 $40 $60 $80 $100 $120 $140 $160 2012 2013 2014 2015 2016 2017 Q1-18 TTM Revenue Lease Fleet(millions)• Disciplined lease strategy balancing mix of customers, commodities, acceptable market rates, and staggered lease terms • Relatively young lease fleet with low maintenance expense • Began in-house management of the railcar leasing business as a result of the ARL sale on June 1, 2017 • Added to our existing sales force and established lease fleet management group • Further integration of ARI’s business model • Further fleet growth as demand dictates expected to come from existing liquidity and future railcar leveraged financing(s) • Unencumbered leased railcars available to borrow against Diversifying and supplementing our business with revenue streams generated over the life of the railcar Railcar Leasing Segment

9 0% 5% 10% 15% 20% 25% $- $10 $20 $30 $40 $50 $60 $70 $80 $90 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1-18 TTM Revenue Operating Margin % (millions) Supporting both ARI’s lease fleet and customers' railcar needs, while gaining valuable industry insight Railcar Services Segment Supporting both ARI’s lease fleet and customers' railcar needs, while gaining valuable industry insight TRADITIONAL REPAIR • Railcar qualifications and inspections • Light/heavy railcar repairs • Exterior and interior coatings • Cleaning • Valve replacement and testing • Wheel and axle replacement • Additional offerings for mini-shops and mobile on-site customer repairs TANK RAILCAR RETROFITTING • Tank railcar manufacturing facility offers retrofit capabilities along with traditional repair services

10 $808.8 $423.4 $273.6 $519.4 $711.7 $750.6 $733.0 $889.3 $639.1 $476.8 $478.4 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1 2018 TTM^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease. $31.4 $15.5 ($27.0) $4.3 $63.8 $86.9 $99.5 $133.5 $72.7 $34.9 $37.3 $78.8 $40.0 $4.5 $50.5 $149.5 $181.1 $107.8 $278.9 $188.0 $141.5 $142.3 ($50.0) $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1 2018 TTM Net Earnings Adj. EBITDA** **** * Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A. Consolidated Revenue ($ mil) ^ Net Earnings & Adj. EBITDA ($ mil) Our Financial History ** 2017 and Q1 2018 TTM net earnings exclude a $107.3 million tax benefit related to a one-time adjustment driven by the Tax Cuts and Jobs Act of 2017. Please see reconciliation of the impact of the tax adjustments due to the Tax Cuts and Jobs Act of 2017 on net earnings and earnings per share on Exhibit B.

11 $10.4 $0.0 $0.0 $29.4 $185.9 $162.1 $307.7 $211.6 $90.3 $163.8 $125.9 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1 2018 TTM Lease Railcar CAPEX ($ mil) # Operational CAPEX ($ mil) $42.0 $15.0 $6.1 $6.2 $20.0 $22.0 $20.1 $36.6 $23.0 $7.2 $6.5 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1 2018 TTM Our Financial History (continued) # Includes effect of leased railcars in process.

12 $192.0 $172.7 $260.9 $176.2 $150.5 $145.0 $167.5 $114.7 $109.0 $120.7 $132.4 $116.2 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 ^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease. $35.0 $33.0 $29.4 $36.2 $22.8 $19.9 $7.7 $22.3 $10.6 $10.9 $8.9 $4.6 $13.0 $72.0 $68.5 $62.6 $75.8 $54.5 $50.4 $31.3 $51.8 $36.1 $37.0 $34.6 $33.8 $36.9 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Net Earnings Adjusted EBITDA * Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A. Net Earnings & Adj. EBITDA ($ mil) Consolidated Revenue ($ mil) ^ Quarterly Financial Comparison ** Q4-2017 net earnings exclude a $107.3 million tax benefit related to a one-time adjustment driven by the Tax Cuts and Jobs Act of 2017. Please see reconciliation of the impact of the tax adjustments due to the Tax Cuts and Jobs Act of 2017 on net earnings and earnings per share on Exhibit B. ** *

13 $5.0 $10.4 $11.1 $10.1 $4.4 $6.7 $4.8 $7.1 $1.6 $1.8 $1.4 $2.3 $0.8 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 $48.1 $84.5 $77.7 $1.3 $20.6 $12.8 $36.0 $20.9 $55.9 $47.9 $28.6 $31.4 $18.1 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 # Includes effect of leased railcars in process. Operational CAPEX ($ mil) Lease Railcar CAPEX ($ mil) # Quarterly Financial Comparison (continued)

14 In Thousands, unaudited Exhibit A – Adj. EBITDA Reconciliation

Exhibit A – Adj. EBITDA Reconciliation EBITDA represents net earnings before income tax expense, interest expense (income) and depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI’s operating performance compared to that of other companies in the same industry. In addition, ARI’s management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company’s operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. Adjusted EBITDA represents EBITDA before share based compensation expense (income) related to stock appreciation rights (SARs) and other income related to our short-term investments. Management believes that Adjusted EBITDA is useful to investors in evaluating the Company’s operating performance, and therefore uses Adjusted EBITDA for that purpose. The Company’s SARs, which settle in cash, are revalued each period based primarily upon changes in ARI’s stock price. Management believes that eliminating the expense (income) associated with share-based compensation and income associated with short-term investments allows management and ARI’s investors to understand better the operating results independent of financial changes caused by the fluctuating price and value of the Company’s common stock and short-term investments. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net earnings, cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The Company’s calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. 15

16 In Thousands, except per share amounts, unaudited Exhibit B – Impact of 2017 Tax Act Reconciliation

Exhibit B –Impact of 2017 Tax Act Reconciliation Net earnings excluding tax adjustments represents net earnings before a one-time adjustment related to the impact of the new Tax Cuts and Jobs Act of 2017 (the "2017 Tax Act"). The Company believes that net earnings excluding tax adjustments is a useful measure to investors in evaluating ARI’s operating performance compared to prior quarters as the impact of the 2017 Tax Act is not expected to be repeated. The calculation of net earnings excluding tax adjustments excludes the income tax benefit recognized by the Company related to its revaluation of deferred tax assets and liabilities to account for the future impact of lower corporate tax rates and other provisions of the 2017 Tax Act. Net earnings excluding tax adjustments is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company’s operating performance, investors should not consider net earnings excluding tax adjustments in isolation or as a substitute for net earnings, cash flows provided by operating activities or other statement of operations or cash flow data prepared in accordance with U.S. GAAP. The calculation of net earnings excluding tax adjustments is not necessarily comparable to that of other similarly titled measures reported by other companies. 17

A Tradition of Industry Leadership 18